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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                           --------------------------

                        Date of Report: December 22, 2005


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


             Indiana                   0-5534              35-0160330
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 (State or other jurisdiction of     (Commission         (IRS Employer
  incorporation or organization)     File Number)      Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA            46204
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:       (317) 636-9800
                                                    ----------------------------


                                 Not applicable
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         (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d- 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e- 4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Item 2.02 is furnished pursuant to Item 2.02 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act regardless of any general incorporation language in such filing.

The (Unaudited) table presenting the effects of the expected restatements to the interim financial statements of Baldwin & Lyons, Inc. (the "Company"), as of and for the quarter and six months ended June 30, 2005 and as of and for the quarter and nine months ended September 30, 2005, set forth in Item 4.02(a), is incorporated into this Current Report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On December 20, 2005, and in conjunction with the Company's preparations for year-end reporting, the Company concluded that its accounting treatment for certain of its investments in limited partnerships to be technically incorrect. As a result, the Company will restate its interim financial statements for the 2005 second and third quarters, as described above in Item 2.02. No interim or annual periods ending prior to June 30, 2005 are affected by this restatement.

Accounting principles generally accepted in the United States currently require an investor in a limited partnership to record their proportionate share of the investee's net income using the equity method of accounting. To the extent that the limited partnership investees include both realized and unrealized investment gains or losses in the determination of net income or loss, then the investor would also recognize, through its income statement, its proportionate share of the investee's unrealized as well as realized investment gains or losses.

The Company invests in limited partnerships that include unrealized investment gains and losses in the determination of their net income or loss. For the quarters ending June 30 and September 30, 2005, the Company recorded its share of limited partnership unrealized gains in shareholders' equity. The Company's income statement reflected only gains or losses reported as realized by the limited partnerships. While the proper carrying value of the investments was recorded on the Company's balance sheet at June 30, 2005 and September 30, 2005, the Company's reporting of the portion of the increase in value of the limited partnerships attributable to unrealized gains as a component of the Company's shareholders' equity has subsequently been determined to be not in technical compliance with authoritative accounting guidance.

The Company's chief financial officer has discussed this matter with the Company's independent registered public accounting firm, Ernst & Young LLP, and they are in agreement with revising the accounting treatment. Further, Ernst & Young LLP has read this document and agrees that the above-referenced financial statements should be restated.

The Company intends to file restated interim financial statements on Form 10-Q/A for each of the periods ended June 30, 2005 and September 30, 2005 at the earliest possible date and upon completion of an interim review by Ernst & Young LLP. The restatements will contain revisions to reflect income statement recognition of unrealized gains from its investments in limited partnerships to the extent that the limited partnerships followed

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such accounting treatment in their financial statements. An unaudited table presenting the expected effects of the revisions to the Company's financial statements is set forth below:

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)                      AS REPORTED          ADJUSTMENT         AS RESTATED
                                                         ----------------    ----------------    ----------------
FOR THE THREE MONTHS ENDED JUNE 30, 2005

Net gains on investments                                  $         532      $         2,656      $        3,188
Federal income taxes                                              3,611                  930               4,541
Net income                                                        7,473                1,726               9,199
Basic earnings per share                                            .51                  .12                 .63
Diluted earnings per share                                          .50                  .12                 .62

FOR THE SIX MONTHS ENDED JUNE 30, 2005

Net gains on investments                                  $       5,468      $         2,656      $        8,124
Federal income taxes                                              8,744                  930               9,674
Net income                                                       17,819                1,726              19,545
Basic earnings per share                                           1.21                  .12                1.33
Diluted earnings per share                                         1.20                  .12                1.32

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005
Net gains on investments                                  $       2,962      $         5,384      $        8,346
Federal income taxes                                                308                1,885               2,193
Net income                                                        1,152                3,499               4,651
Basic earnings per share                                            .08                  .24                 .32
Diluted earnings per share                                          .08                  .23                 .31

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
Net gains on investments                                  $       8,430      $         8,040      $       16,470
Federal income taxes                                              9,052                2,814              11,866
Net income                                                       18,971                5,226              24,197
Basic earnings per share                                           1.29                  .35                1.64
Diluted earnings per share                                         1.28                  .35                1.63


UNAUDITED BALANCE SHEETS
(IN THOUSANDS)                                             AS REPORTED          ADJUSTMENT          AS RESTATED
                                                        ----------------     ----------------    ----------------
JUNE 30, 2005
Unrealized net gains on investments                       $      41,172       $       (1,726)      $      39,446
Retained earnings                                               256,897                1,726             258,623

SEPTEMBER 30, 2005
Unrealized net gains on investments                       $      47,747       $       (5,226)      $      42,521
Retained earnings                                               253,203                5,226             258,429


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BALDWIN & LYONS, INC.



December 22, 2005               By   /s/ GARY W. MILLER
                                     ---------------------------
                                     Gary W. Miller, Chairman
                                     and CEO
                                     (Chief Operating Officer)




                                     /s/ G. PATRICK CORYDON
                                     ---------------------------
                                     G. Patrick Corydon, Senior Vice
                                     President - Finance
                                     (Chief Financial Officer)